UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 01, 2012


                                     XNE INC
             (Exact name of registrant as specified in its charter)

           Nevada                      000-25499                88-0390360
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

  6303 Owensmouth Avenue, 10th Floor
     Woodland Hills, California                                 91367-2263
(Address of principal executive offices)                        (Zip Code)

                                 (818) 936-3283
               Registrant's telephone number, including area code

                           9850 Reseda Blvd, Unit 103
                          Northridge, California 91324
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5. CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY

ARRANGEMENTS OF CERTAIN OFFICERS

Effective  December  8, 2011,  Imran Firoz  resigned as a director  and as Chief
Executive Officer, Chief Financial Officer, and Secretary of XNE Inc. (the "Company").

Prior to Mr. Firoz's resignation, Grant Gilbert was appointed as the sole director and Mr. Gilbert became Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.

Effective February 14, 2012, Grant Gilbert resigned as a director and as Chief Executive Officer, Chief Financial Officer, and Secretary of XNE Inc. (the "Company").

Prior to Mr. Gilbert's resignation, Ivan-Noe Gourkow-Schulkowski was appointed as the sole director and Mr. Gourkow became Chief Executive Officer, Chief Financial Officer, and Secretary of the Company.

A business history of Mr. Gourkow follows:

Mr. Gourkow has been a true young entrepreneur during his executive career. He has owned and operated successful ventures and has been employed in the Energy Sector as an independent consultant. As a high energy, fiscally conscious, and goal-driven executive, Mr. Gourkow has exhibited intrinsic inclination for innovation, creative problem-solving and measured risk-taking to drive consistent bottom-line improvements and enhance shareholder returns. Mr. Gourkow has demonstrated his abilities as an agent of change and has a documented track record of accomplishments that include the turnaround of start-up companies. One of Mr. Gourkow's main strengths has been his extensive network of people in the public markets and financing field.

Since Dec. 2007 to present, Mr. Gourkow's has been working as a management consultant in the oil and gas markets to both privately held and public companies. From September 2008 to present, Mr. Gourkow has actively participated in real estate investments and has developed successful exit strategies in challenging market conditions. From October 2009 to December 2011, Mr. Gourkow worked as a sales and marketing consultant where he developed and implemented marketing plan for various B2C businesses.

Mr. Gourkow is 26 years old.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL
          YEAR

Not applicable.

ITEM 5.04 TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE BENEFIT PLANS

Not applicable.

ITEM 5.05 AMENDMENT TO REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

Not applicable.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

Not applicable.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                XNE INC.

DATE: March 01, 2012

                                       /s/ Ivan-Noe Gourkow-Schulkowski
                                       -----------------------------------------
                                Name:  Ivan-Noe Gourkow-Schulkowski
                                Title: Chief Executive Officer


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